EXHIBIT 10.2

FIRST AMENDMENT
TO
M.D.C. HOLDINGS, INC.
STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

     Amendment to the M.D.C. Holdings, Inc. Stock Option Plan for Non-Employee Directors as approved by the Board of Directors of M.D.C. Holdings, Inc. on October 20, 2003:

RESOLVED, that the M.D.C. Holdings, Inc. Stock Option Plan for Non-Employee Directors (the “Plan”), which was approved by the Company’s shareholders on May 21, 2001, is hereby amended pursuant to Section 6.2 of the Plan to terminate on May 21, 2011.

[End of Amendment]